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                                                                   Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (File # 333-39642) and Form S-8 filings (File # 333-62891 and File #333-86161) of Amkor Technology, Inc. of our report dated February 2, 2001 relating to the financial statements of Amkor Technology, Inc., which appears in the Current Report on Form 8-K, dated February 15, 2001.


/s/ PricewaterhouseCoopers LLP

Philadelphia, PA
February 15, 2001